UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  September 20, 2007

THE BOMBAY COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-7832	75-1475223
(Commission File Number)	(I.R.S. Employer Identification No.)

550 Bailey Avenue, Fort Worth, Texas	76107
(Address of Principal Executive Officers)	(Zip Code)

(817) 347-8200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 1 – Registrant’s Business and Operations

Item 1.03.  Bankruptcy or Receivership.

On September 20, 2007, The Bombay Company, Inc. and its U.S. wholly-owed subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court, Northern District of Texas, Fort Worth Division.  This Court has jurisdiction over this proceeding as of the date of the filing of the petitions.  The Company will continue to operate its business as a “debtor-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. Similarly, on September 20, 2007, the Company’s Canadian operations also received an Order from the Ontario Superior Court of Justice providing it with under the Companies’ Creditors Arrangement Act in Canada.

The text of the press releases announcing the filings and providing an update regarding the Company’s debtor-in-possession financing are attached hereto as Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3 and are incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company announced that the employment of Steven C. Woodward, Executive Vice President and General Merchandise Manager, will end effective September 30, 2007, and that Linda G. Stephenson, 54, has been promoted to Senior Vice President, Merchandising, responsible for buying, allocations, planning and sourcing, effective immediately.  Ms. Stephenson has been with the Company since June 1993 and has held various positions within the merchandising area, most recently as Vice President of Merchandise & Sourcing.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

        Exhibit No.                                       Description

99.1	Press release dated September 20, 2007, regarding the Company’s filings under the Bankruptcy Code.
99.2	Press release dated September 20, 2007, providing an update on the Company’s Debtor-in-Possession financing.
99.3	Press release dated September 20, 2007, regarding the filings under the Companies’ Creditors Arrangement Act, for the Company’s Canadian subsidiary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                THE BOMBAY COMPANY, INC.
                (Registrant)

Date:  September 26, 2007                                                                                          /S/ ELAINE D. CROWLEY
                               Elaine D. Crowley,
                                                                                                                                                Senior Vice President, CFO
                                              and Treasurer